Exhibit 10.1

FIRST AMENDMENT

TO FIFTH AMENDED AND RESTATED REVOLVING LOAN AGREEMENT

This First Amendment to Fifth Amended and Restated Revolving Loan Agreement (this “Amendment”) is entered into as of September 26, 2012 by and among VIASAT, INC., a Delaware corporation (“Borrower”), each lender to the Credit Agreement (as defined below) (collectively, the “Lenders” and individually, a “Lender”) that is a party hereto and UNION BANK, N.A., as administrative agent (in such capacity, “Administrative Agent”) and as collateral agent (in such capacity, “Collateral Agent”).

RECITALS

Borrower, Administrative Agent, Collateral Agent and the Lenders are parties to that certain Fifth Amended and Restated Revolving Loan Agreement dated as of May 9, 2012 (as it may be amended, modified, restated or supplemented from time to time, the “Credit Agreement”). The parties desire to amend the Credit Agreement in certain respects in accordance with the terms of this Amendment. Unless otherwise defined herein, all capitalized terms in this Amendment shall be as defined in the Credit Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

1. In the definition of “EBITDA” contained in Section 1.1 of the Credit Agreement, clause (xii) is restated to read as follows:

“(xii) reasonable fees, costs, expenses, original issue discounts, premiums (including, with respect to the 2009 Senior Notes, tender premiums, prepayment penalties, breakage costs, and other similar amounts paid to facilitate or effect any early payment or redemption of, or tender for, the 2009 Senior Notes) and commissions incurred, paid or deducted in connection with any actual or proposed permitted issuance or refinancing of Indebtedness or permitted issuance of Equity Interests or any actual or proposed permitted Disposition and all reasonable fees, costs and expenses associated with the actual or proposed registration or exchange of any permitted debt or equity securities, in each case, whether or not consummated,”

2. The definition of “Senior Secured Leverage Ratio” contained in Section 1.1 of the Credit Agreement is restated to read as follows:

“‘Senior Secured Leverage Ratio’ means, as of any date of determination, the ratio of (a) all secured Indebtedness of Borrower and its Subsidiaries on that date to (b) Borrower’s consolidated trailing twelve month EBITDA as of Borrower’s most recent Fiscal Quarter end (or Fiscal Year end in the case of the fourth Fiscal Quarter of any Fiscal Year) for which financial statements have been or were required to be delivered pursuant to this Agreement.”

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3. The definition of “Total Leverage Ratio” contained in Section 1.1 of the Credit Agreement is restated to read as follows:

“‘Total Leverage Ratio’ means, as of any date of determination, the ratio of (a) all Indebtedness of Borrower and its Subsidiaries, on a Consolidated basis, on that date minus the aggregate amount of all U.S. Cash and U.S. Cash Equivalents in excess of $30,000,000 held by Borrower and each Domestic Subsidiary on that date, to (b) Borrower’s consolidated trailing twelve month EBITDA as of Borrower’s most recent Fiscal Quarter end (or Fiscal Year end in the case of the fourth Fiscal Quarter of any Fiscal Year) for which financial statements have been or were required to be delivered pursuant to this Agreement.”

4. Section 6.10(l) is restated to read as follows:

“(l) (x) Permitted Additional Senior Indebtedness if, immediately before and after giving effect to the incurrence thereof, the Total Leverage Ratio (calculated on a pro forma basis after giving effect to the incurrence of such Indebtedness and the application of the proceeds therefrom) would not be greater than 3.25 to 1.00 and (y) other Permitted Additional Senior Indebtedness incurred to refinance in full the 2009 Senior Notes in an aggregate maximum principal amount not to exceed $300,000,000 (and, for the avoidance of doubt, any Permitted Refinancing Indebtedness thereof); and”

5. Section 6.13 is restated to read as follows:

“6.13 Total Leverage Ratio. Permit the Total Leverage Ratio as of the last day of any Fiscal Quarter, beginning with the Fiscal Quarter ending September 28, 2012, to be greater than the respective amount set forth opposite such Fiscal Quarter below:

Fiscal Quarter Ending	Total Leverage Ratio
September 28, 2012	3.75 to 1.00
December 28, 2012 and March 29, 2013	4.00 to 1.00
June 28, 2013 and each Fiscal Quarter ending thereafter	3.50 to 1.00”

6. No course of dealing on the part of Lenders, the Administrative Agent, the Collateral Agent or their officers, nor any failure or delay in the exercise of any right by the Administrative Agent, the Collateral Agent or any Lender, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Administrative Agent’s, Collateral Agent’s or any Lenders’ failure at any time to require strict performance by Borrower of any provision of any Loan Document shall not affect any right of any Lender, Administrative Agent or Collateral Agent thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Administrative Agent, in accordance with the terms of the Credit Agreement.

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7. The Credit Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Administrative Agent, Collateral Agent or any Lender under the Credit Agreement, as in effect prior to the date hereof.

8. The Borrower represents and warrants to the Lenders that (a) except for representations and warranties which expressly speak as of a particular date or are no longer true and correct as a result of a change which is permitted by the Credit Agreement, the representations and warranties contained in the Credit Agreement or in any other document or documents relating thereto are true and correct in all material respects on and as of the date hereof as though made on the date hereof, and all such representations and warranties shall survive the execution and delivery of this Amendment and (b) no Default or Event of Default has occurred and is continuing as of the date hereof.

9. As a condition to the effectiveness of this Amendment Administrative Agent shall have received the following:

(a) this Amendment, duly executed by Borrower, Administrative Agent, Collateral Agent and the Requisite Lenders;

(b) a guarantor consent and reaffirmation duly executed by each Subsidiary Guarantor in the form of Exhibit A attached hereto; and

(c) an amendment fee payable to the Administrative Agent, for the benefit of those Lenders executing this Amendment on or prior to 5:00 p.m. New York City time on Wednesday, September 26, 2012 (each, a “Consenting Lender”), in an aggregate amount equal to 0.05% of the aggregate principal amount of Revolving Commitments held by such Consenting Lender as of such time (it being agreed that such fee is deemed earned in full upon execution of this Amendment by Requisite Lenders and shall not be refundable).

10. The governing law and venue provisions of Section 11.17 of the Credit Agreement are incorporated herein by this reference mutatis mutandis. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. Delivery of an executed counterpart hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart. The Borrower agrees to promptly pay all reasonable attorneys’ fees and costs incurred by the Administrative Agent’s and Collateral Agent’s counsel in connection with this Amendment, which may be debited from any of Borrower’s accounts (following Borrower’s authorization of such fees and costs). Except as amended hereby, all of the provisions of the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect except that each reference to the “Agreement”, or words of like import in any Loan Document, shall mean and be a reference to the Credit Agreement as amended hereby. This Amendment shall be deemed a “Loan Document” as defined in the Credit Agreement. Each party shall execute and deliver such further documents, and perform such further acts, as may be reasonably necessary to achieve the intent of the parties as expressed in this Amendment.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

VIASAT, INC.

By:	/s/ Keven Lippert
Name:	Keven Lippert
Title:	Vice President and General Counsel

Signature page to First Amendment

UNION BANK, N.A.,
as Administrative Agent

By:	/s/ Mark Adelman
Mark Adelman
Vice President

UNION BANK, N.A., as Collateral Agent

By:	/s/ Mark Adelman
Mark Adelman
Vice President

UNION BANK, N.A., as a Lender and Swing Line Lender

By:	/s/ Mark Adelman
Mark Adelman
Vice President

Signature page to First Amendment

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Christopher D. Pannacciulli
Name:	Christopher D. Pannacciulli
Title:	Senior Vice President

Signature page to First Amendment

JPMorgan Chase Bank, N.A.
as a Lender

By:	/s/ Anna C. Araya
Name:	Anna C. Araya
Title:	Vice President

Signature page to First Amendment

Wells Fargo, N.A.,
as a Lender

By:	/s/ Kimberly Striegl
Name:	Kimberly Striegl
Title:	Senior Vice President

Signature page to First Amendment

COMPASS BANK, D.B.A. BBVA COMPASS,
as a Lender

By:	/s/ E. Biegel Macaraeg
Name:	E. Biegel Macaraeg
Title:	Senior Vice President

Signature page to First Amendment

CREDIT SUISSE AG, CAYMAN ISLANDS
as a Lender

By:	/s/ John D. Toronto
Name:	John D. Toronto
Title:	Managing Director

By:	/s/ VIPUL DHADDA
Name:	VIPUL DHADDA
Title:	ASSOCIATE

Signature page to First Amendment

COMERICA BANK,
as a Lender

By:	/s/ Don R. Carruth
Name:	Don R. Carruth
Title:	Vice President

Signature page to First Amendment

/s/ Steve DeLong
as a Lender

By:	California Bank & Trust
Name:	Steve DeLong
Title:	Senior Vice President/Manager

Signature page to First Amendment

Morgan Stanley Bank, N.A.
as a Lender

By:	/s/ Chris Whelan
Name:	Chris Whelan
Title:	Authorized Signatory

Signature page to First Amendment

EXHIBIT A

GUARANTOR CONSENT AND REAFFIRMATION

Each of the undersigned (each, a “Guarantor” and collectively, the “Guarantors”), for good and valuable consideration, made, executed and delivered to Union Bank, N.A., as Administrative Agent and Collateral Agent (in such capacity, the “Agent”) (i) that certain Amended and Restated Subsidiary Guaranty dated as of May 9, 2012, (ii) that certain Amended and Restated Subsidiary Pledge Agreement dated as of May 9, 2012 and (iii) that certain Amended and Restated Subsidiary Security Agreement dated as of May 9, 2012 (each of the foregoing, together with any documents, instruments or other agreements executed by any Guarantor in connection therewith, the “Guarantor Documents”), in each case in connection with the Fifth Amended and Restated Revolving Loan Agreement dated as of May 9, 2012, among ViaSat, Inc. (the “Borrower”), the lenders parties thereto, and the Agent (as it may be amended, restated, modified or supplemented from time to time, the “Credit Agreement”). In connection herewith, the Credit Agreement is being amended by that certain First Amendment to Fifth Amended and Restated Revolving Loan Agreement dated as of even date herewith (the “Amendment”). The undersigned acknowledge receipt of a copy of the Amendment. The undersigned hereby consent to the Amendment and reaffirm each of the Guarantor Documents and acknowledges that the execution and delivery of the Amendment shall have no effect on the Guarantors’ obligations under the Guarantor Documents, each of which remains the legal, valid and binding obligation of the Guarantors and are hereby reaffirmed. On and after the effective date of the Amendment, each reference in the Guarantor Documents to “the Credit Agreement,” “thereunder,” “thereof,” “therein” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by the Amendment and future amendments entered into from time to time. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

September , 2012

VIASAT HOLDING, INC.
VIASAT COMMUNICATIONS, INC.
WB HOLDINGS 1 LLC

By:
Name:	Keven Lippert
Title:	Vice President